SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



         Date of report (Date of earliest event reported):    March 19, 2001
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                      Digital Commerce International, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)


                                                  02-0337028
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        (Commission File Number        (IRS Employer Identification No.)


     300-1199 West Hastings Street, Vancouver B.C.             V6E 3T5
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       (Address of Principal Executive Offices)              (Zip Code)


                                  604.899.0411
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant.

Effective March 19, 2001, the registrant terminated Grant Thorton LLC, which had served as the registrant's independent accountants since December 6, 1999, as its auditor, within the meaning of Item 304(a)(1)(i) of Regulation S-K of the Securities and Exchange Commission. The decision to change accountants was approved by the Board of Directors of the registrant.

Grant Thorton LLC's report on the registrant's financial statements for the fiscal year ended 1999 contained no adverse opinions or disclaimer of opinions, and was not qualified as to audit scope, accounting principles, or uncertainties.

As required by applicable rules of the Securities and Exchange Commission, the registrant notified Grant Thorton LLC that during the two most recent fiscal years the registrant was unaware of any disputes between the registrant and Grant Thorton LLC as to matters of accounting principles or practices, financial statement disclosure, or audit scope of procedure, which disagreements, if not resolved to the satisfaction of Grant Thorton LLC, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The registrant requested that Grant Thorton LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter received by the registrant from Grant Thorton LLC with respect to the registrant's request, addressed to the Securities and Exchange Commission, is filed as Exhibit 16.1 to this Form 8-K.

On March 19, 2001, the registrant engaged Crouch, Bierwolf & Associates as its new independent accountants following its termination of Grant Thorton LLC. The registrant's Board of Directors approved the engagement of Crouch, Bierwolf & Associates as its independent auditors with respect to the registrant's fiscal year ending October 31, 2000.

During the most recent fiscal year and through March 19, 2001, the registrant had not consulted with Crouch, Bierwolf & Associates regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor oral advice was provided that Crouch, Bierwolf & Associates concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304 (a) (1) (v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

(a)               Financial Statements.  Not Applicable.
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         (b)      Pro Forma Financial Information.  Not Applicable.
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         (c)      Exhibits.
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                  Exhibit 16.1 / Letter from Grant Thorton LLC dated March 26,
                  2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Digital Commerce International, Inc.


Date: March  26 , 2001         By: /s/  John W. Combs
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                                   John W. Combs, Principal Financial Officer